SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  November 13, 2009

Optimal Group Inc.
(Exact Name of Registrant as Specified in its Charter)

Canada
(State or Other Jurisdiction of Incorporation)

0-28572	98-0160833
(Commission File Number)	(IRS Employer Identification No.)

3500 de Maisonneuve Blvd. West, 2 Place Alexis-Nihon, Suite 800

Montreal, Quebec, Canada H3Z 3C1
(Address of Principal Executive Offices, Including Zip Code)

(514) 738-8885
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240, 14a- 12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

On November 13, 2009, the Registrant issued a press release. A copy of the press release is attached hereto as Exhibit 99. The information furnished under Item 7.01 of this Current Report on Form 8-K, including Exhibit 99, shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.	The following Exhibit is furnished as part of this Report on Form 8-K:

Exhibit Number	Description of Exhibit

99	Press release dated November 13, 2009.

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SIGNATURES:

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 13, 2009.

Optimal Group Inc.
(Registrant)

By:	/s/ Holden L. Ostrin
Holden L. Ostrin
Co-Chairman

Exhibit Index

Exhibit 99	Press Release dated November 13, 2009

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